UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)   November 30, 2003


                       ADVANCE DISPLAY TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


          COLORADO                     0-15224                 84-0969445
(State or other jurisdiction         (Commission            (I.R.S. Employer
      of incorporation)              File Number)        Identification Number)


7334 SO. ALTON WAY, BLDG. 14, SUITE F, ENGLEWOOD, COLORADO        80112
          (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code:   (303)267-0111


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

      On November 30, 2003, Advance Display Technologies, Inc. (the "Company") acquired all of the membership interests in Regent Theaters, LLC ("Theaters") and Regent Releasing, LLC ("Releasing") from Regent Entertainment Partnership, L.P. ("Regent Entertainment") pursuant to a Unit Purchase Agreement of the same date ("UPA"). The Company agreed to pay Regent Entertainment $50,000 in cash for the membership interests, which was based on the parties' estimate of the value of the tangible assets conveyed in the transaction. Theaters is the lessee of two movie theaters in Dallas and in Los Angeles. A Form 8-K dated November 30, 2003, under Item 2. Acquisition and Disposition of Assets, was filed with the Commission on December 15, 2003 outlining this transaction and certain other transactions entered into concurrently therewith. As a result, the Company was obligated to file the required financial statements for the acquisition of the membership interests on Form 8-K/A, under Item 7, Financial Statements, Pro Forma Financial Information and Exhibits, in a timely manner which it failed to do.

      In a Form 8-K dated April 7, 2004, under Item 5. Other Events, filed with the Commission on April 14, 2004, the Company described various disputes between the Company and certain of the other parties to the UPA and a Stock Purchase Agreement also dated November 30, 2003 (the "SPA"), the potential return of the membership interests to Regent Entertainment and the likely cessation of the Company's role in connection with the operations of Theaters and Releasing. On May 12, 2004, prior to any resolution of these disputes, the Company reassigned the membership interests in Theaters and Releasing to Regent Entertainment and Regent Entertainment resumed control of those operations. The Company is currently engaged in negotiations with Regent Entertainment and its principals to resolve the various disputes under the UPA and the SPA. There can be no assurance that the Company will be able to settle these disputes without litigation or that the ultimate resolution of these disputes will not be materially adverse to the Company.

      In light of the foregoing, the Company will not be filing the required pro forma financial statements reflecting the acquisition of the membership interests in Theaters and Releasing as the acquisition of those interests has been rescinded.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         ADVANCE DISPLAY TECHNOLOGIES, INC.
                                                      (Registrant)

Date  September 29, 2004
                                         By:/s/Matthew W. Shankle
                                            ----------------------------------
                                               Matthew W. Shankle, President